UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2020

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

170 Pater House, Psaila Street

Birkirkara, Malta, BKR 9077

(Address of principal executive offices)

356 2757 7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 6, 2020, Esports Entertainment Group, Inc. (the “Company”), filed a Current Report on Form 8-K (the “Initial Report”) to report the closing of a stock purchase agreement (the “Purchase Agreement”), by and among the Company, LHE Enterprises Limited (“LHE”), and AHG Entertainment, LLC (“AHG”), whereby the Company acquired all of the outstanding capital stock of LHE and its subsidiaries, (i) Argyll Entertainment AG, (ii) Nevada Holdings Limited and (iii) Argyll Productions Limited (collectively the “Acquired Companies”).

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements of the Acquired Companies, and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Purchase Agreement and transactions contemplated thereby.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated abbreviated financial statements of the Acquired Companies as of and for the year ended December 31, 2019 , together with the related notes to the financial statements, are included as Exhibit 99.1 to this Current Report and are incorporated herein by reference.

The unaudited consolidated abbreviated financial statements of the Acquired Companies as of June 30, 2020  and for the six months ended June 30, 2020, together with the related unaudited notes to the financial statements, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company as of and for the year ended June 30, 2020, together with the related unaudited notes to the financial statements, are included as Exhibit 99.3 to this Current Report and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of RRBB Accountants and Advisors
99.1	Audited consolidated financial statements of the Acquired Companies as of and for the year ended December 31, 2019, together with the related notes to the financial statements.
99.2	Unaudited condensed consolidated financial statements of the Acquired Companies as of June 30, 2020 and for the six months ended June 30, 2020 and 2019, together with the related unaudited notes to the financial statements.
99.3	Unaudited Pro Forma Combined Financial Statements of Esports Entertainment Group, Inc. as of and for the year ended June 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPORTS ENTERTAINMENT GROUP, INC.

Dated: October 16, 2020	By:	/s/ Grant Johnson
Grant Johnson
Chief Executive Officer